EXHIBIT 32.1

906 CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The accompanying Quarterly Report on Form 10-Q for the period ended November 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 27, 2006	/s/ David H. Roche
President and
Chief Executive Officer

/s/ Steven M. Caspers
Executive Vice President and
Chief Financial Officer